Business Overview January 14, 2010

Forward Looking Statements

This document may contain forward-looking statements including words such as "may," "can," "could," "should," "predict," "aim" "potential," "continue," "opportunity," "intend," "goal," "estimate," "expect," "expectations," "project," "projections," "plans," "anticipates," "believe," "think," "confident" "scheduled" or similar expressions, as well as information about management's view of Vertex Energy's future expectations, plans and prospects, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Vertex Energy, its divisions and concepts to be materially different than those expressed or implied in such statements. These risk factors and others are included from time to time in documents Vertex Energy files with the Securities and Exchange Commission, including but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks. Other unknown or unpredictable factors also could have material adverse effects on Vertex Energy's future results. The forward-looking statements included in this press release are made only as of the date hereof. Vertex Energy cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Vertex Energy undertakes no obligation to update these statements after the date of this release, except as required by law, and also takes no obligation to update or correct information prepared by third parties that are not paid for by Vertex Energy.

Introduction

☐ Founded in 2001 by Benjamin P. Cowart
»        Mr. Cowart has 24 years of experience in the petroleum recovery industry
»        Management team with deep experience and relationships in residual hydrocarbon business
»        People from Texpar, Siemens/FCC, Shell Oil, Chevron Sellers Oil, Phillips, Browning Ferris Industries
»       Strong track records sourcing, fuel blending, logistics, fleet management, operations, petroleum process engineering, trading, brokering, project development, finance, public company management
»        Company "hired up" to build management infrastructure for a >$500mm revenues public company

☐ Vertex is an approximately $39m (2009) revenue company in the distressed hydrocarbon recovery business
»        Three distinct business units
»	Black Oil Aggregates waste petroleum products for third party re-refiners, fuel oil blenders and Thermal Chemical Extraction Process (TCEP)

»	Refining & Marketing: Produces transportation fuels from distressed hydrocarbon and off-spec chemical streams

»	TCEP: Captures additional margin by re-refining recovered petroleum products into marine and industrial fuel applications as well as a refinery feedstock

Company Overview

 Vertex Energy (OTCBB: VTNR) is a leader in the aggregation, recycling and processing of distressed hydrocarbon streams thereby reducing America's reliance on foreign oil

Black Oil Division
Aggregating used oil and managing the logistics of feedstock delivery for clients

•	Outsourced feedstock management provider
•	Core competency of competitively sourcing used oil nationwide

Refining & Marketing Division
Processing distressed hyrdrocarbon streams at a third party facility to make valuable fuel and chemical products

•	Produce on-road gasoline blends sold to large fuel blending firms
•	Extract chemicals from distressed streams and sell them to chemical companies
•	Produce products sold to trading firms to use in making ship fuel and industrial fuel-oil

Thermal-Chemical Extraction Process (TCEP)
Utilizing a proprietary licensed thermal-chemical extraction process technology to convert used oil into a marine or industrial fuel application and refinery feedstock

•	Uniquely combines our aggregated Black Oil with a processing technology to create additional value
•	Finished TCEP product is sold into a large global market

Mission

Vertex strives to become the nation's leading producer of transportation fuels derived from a variety of recovered hydrocarbon streams.

In so doing, Vertex will:

•	Reduce our nation's dependence on foreign oil by making a market for otherwise discarded hydrocarbon
•	Improve the environment by increasing the cleanliness and quantity of recovered hydrocarbons; and
•	Improve the business practices, image and growth prospects of our industry.

Management Team

Benjamin P. Cowart - Chief Executive Officer, Chairman of the Board, Founder:
24+ years petroleum recovery industry, pioneering the reclamation industry by developing recycling options for many hydrocarbon residual materials once managed as hazardous wastes.

Matthew Lieb - Chief Operating Officer:
15+ years business leadership, operations, consulting expertise, 3 startups and public company experience

Chris Stratton - Chief Financial Officer:
18+ years energy and commodity industries, extensive risk management and public company experience

Chris Carlson - Vice President of Finance:
10+ years financial management, energy, commodity, treasury and risk management

John Strickland - Manager of Supply & Trading:
25+ years management and marketing of fuels and petroleum blending operations

Greg Wallace - Manager of Refining & Marketing:
20+ years processing, trading and marketing of petroleum and chemicals

David Braykovich - Vice President of Business Development:
15+ years environmental services, acquisitions and operational oversight and public company experience

Vertex's Role in the Used Oil Value Chain

Historical Milestones

Black Oil Division

Small-medium aggregators and street-level collectors

Vertex is paid for its cost of acquisition plus a margin from the Re-Refinery
Third Party Re-Refinery
End Market
Third Party Re-Refinery sells refinery feedstock and re-refined lubricants
Vertex sources the used oil and manages logistics of aggregation
Global Fuel Trader
Global Market
Trader sells industrial fuel components to customers looking for BTU (energy) consumption
Vertex sources the used oil and manages logistics of aggregation
TCEP
Blenders
Sold as a marine or industrial fuel application and refinery feedstock

9

Black Oil

☐ Value Drivers
»	Feedstock pricing and quality control
»	Balancing supply versus spot demand
»	Knowledge of rail and barge market logistics and costs
»	Relationships with collectors
»	Scale of operations relative to our customers and suppliers
»	Proprietary operating system for the management of logistics, transportation and inventory

☐ Asset intensive portions of the business are outsourced
»         Terminal operations, barges, rail, trucks

☐ Growth opportunities and risks
»         Vertically integrate by acquiring collectors in targeted markets
»         Exclusive supply agreements for other planned re-refineries in the U.S.

Oil Natural Gas Spread

Refining and Marketing

## Chemical Manufacturers and Refineries Provide Product to Vertex

Vertex sources the product and manages logistics of aggregation and chemical processing via outsourcing

↓

**Chemical plant transforms product**

↓

**Vertex markets product to its customers**

12

Refining & Marketing

☐ Value Drivers

»	Sourcing feedstock at attractive prices

»	Quantity and quality of feedstock

»	Chemical processing knowledge/experience to make customized "recipes"

»	Utilize contract manufacturing model to create higher value end products
»	Maintaining relationships in diversified markets for finished products

TCEP

# TCEP converts black oil into a marine fuel blend

Proprietary thermal-chemical processes convert used oil to higher value petroleum based products

**Vertex Markets**

a product used as a marine fuel, industrial fuel or refinery feedstock

- Local sourcing reduces transportation cost

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TCEP

☐ Value Drivers

»    Processing expertise

»    Proprietary technology

»    Margin generated between price of input and price of output sold (crack spread)

»    Opportunity to replicate technology on both domestic and international scale

»    Optionality for combining logistical value of aggregating black oil with processing capabilities of TCEP

2009 Results

Ql is excluded due to World Waste merger.
Management believes excluding these results provides potential investors with a more accurate reflection of the company's operating history.
Unaudited Results
	Q2	Q3	Q4	Q2-Q4

Total Revenue	5,265,491	12,035,430	13,869,357	31,170,277
Total Cost of Revenue	5,202,855	10,342,955	12,777,373	28,323,184
Gross Profit	62,636	1,692,474	1,091,983	2,847,093

Gross Profit %	1%	14%	8%	9%

S G & A	777,326	982,916	1,006,981	2,767,223
Income from Operations	(714,691)	709,558	85,002	79,870

The limited financial information and projections provided above is unaudited and have not been audited or reviewed by the Company's independent auditing firm. Such projections are provided for informational purposes only and such information may be materially different (e.g., revenues, net income, cost of revenues, operating expenses, interest expense, EBITDA and/or other results of operations may be reflected more favorably in the projections provided above) from the Company's audited financial information for the year ended December 31, 2009 as filed in the Company's Form 10-K Annual Report. As such, investors are cautioned not to put undue influence on such information, which likely will not represent the Company's final audited financial statements for the year ended December 31, 2009, which the Company will file in connection with its Form 10-K filing.

2010 EBITDA Financial Forecast

	Q1 2010	Q2 2010	Q3 2010	Q4 2010	2010 Total
Revenue	$17,586,237	$17,883,278	$19,644,223	$18,717,387	$73,831,124
Cost of Revenues	15,966,494	16,488,177	18,084,782	17,255,040
Gross Profit	1,619,743	1,395,100	1,559,441	1,462,347	6,036,631
Operating Expenses	864,100	885,350	880,350	900,350	3,530,150
Income from Operations	755,643	509,750	679,091	561,997	2,506,481
Interest Expense	(69,865)	(71,250)	(71,250)	(71,250)	(283,615)
Income Before Income Taxes	685,777	438,500	607,841	490,747	2,222,865
Income Taxes	-	-	-	-	-
EBITDA	$843,180	$597,287	$766,628	$649,534	$2,856,629

There are approximately 14,772,000 fully diluted shares outstanding

Historical and Projected 2010 Revenue

80,000,000
70,000,000
60,000,000
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
-
$
2005
2006
2007
2008
2009 (E )
2010 (E )
Date

18

Projections and Assumptions

☐ Annual Volumes of Production by Business

»  265,000 Bbls. TCEP Production (67% of Contracted Capacity)
»  810,000 Bbls. Black Oil
»  259,000 Bbls. Refining and Marketing Production

☐ Net Operating Losses ("NOLs")

» Continued utilization of NOLs acquired during 2009 reverse merger with World Waste

☐ Forward Curves as of January 13, 2010

Potential EBITDA Impact from Growth of TCEP Production

☐	Increased TCEP production is single most significant driver for additional EBITDA growth for 2010

☐	2010 EBITDA Forecast is $2.856m and is based upon 265,000 (67% of contracted capacity) barrels of annual TCEP production

»     2009 TCEP production was 216,000 barrels (annualized)

Potential 2010 EBITDA Growth From 67% to 98% of Plant Capacity

Each incremental TCEP barrel sold between
265,000 Bbls. (67% of contracted capacity) and 390,000 Bbls. (98% of contracted capacity) increases 2010 EBITDA by approximately $ 13 per barrel

Growth Prospects Beyond 2010

1) Replication and rollout of TCEP facilities at various locations across the U.S. and international locations

Coastal locations provide the greatest opportunities Access to end users for ship based finished products Infrastructure to include barge, rail and truck capabilities

Technology is designed for future rollout and can be co-located with terminaling facilities Skid Mounted Minimal Capital Expenditure Limited Footprint

2) Acquisition of used oil collectors

Acquire collectors to secure attractively priced feedstock supply for TCEP

Collectors are trading at attractive prices in the current market
Management has expertise in running and growing collection operations

TCEP Rollout

Management is targeting additional TCEP facilities in the next 2 years

Leveraging knowledge and experience from the development of the Baytown, Texas facility

• Expansion of additional capacity at Baytown TCEP facility will occur before rolling out new facilities

•Management is actively evaluating additional locations for TCEP facilities and plans to Lease rather than purchase excess real estate at terminaling facilities to reduce overall capital expenditures

Acquisition of Collectors

Management is evaluating potential acquisitions of used collectors to secure feedstock and to garner a greater share of the margin dollars in the used oil value chain

Opportunities to acquire privately held collectors in key locations at attractive prices

•    Public : Private EBITDA multiple arbitrage

•    Leverage management teams' experience in running collection operations

•    Improve competitive positioning within geographic markets by securing feedstock supply for additional TCEP facilities

•    Utilize public company stock as currency to purchase collectors

Summary

☐	3 lines of business

»  Black Oil

»  Refining and Marketing

» TCEP

☐	Forecast of positive cash flow

☐	Growth prospects

» TCEP volumetric increases and additional plants

» Acquisitions

Definitions

☐ Refinery Feedstock- a fluid catalytic cracker typically found in a crude oil refinery and used to make gasoline No. 2 oil and other byproducts

☐ Burners-companies that burn Black Oil for fuel

☐ Blenders-companies that blend Black Oil with other feedstocks to produce a higher value crude based product that meets a customer's specification

☐ Marine Fuel-a blend of petroleum products that are used as fuel in the marine industry

☐ Crack Spread-the differential between the price of Black Oil and TCEP product extracted from the Black Oil

☐ TCEP-Thermal Chemical Extraction Process

☐ Bbls.- Barrels

☐ Plant Capacity - 33,000 bbls of capacity under contract for TCEP production

Contact Information

Chris Stratton	Vertex Energy, Inc.
281.486.4182 x 109	1331 Gemini
Chriss@vertexenergy.com	Suite 250
www.vertexenerqy.com	Houston, TX 77058